                                                                    EXHIBIT 99.2

[LETTERHEAD OF BEAR STEARNS]            [LETTERHEAD OF BEAR, STEARNS & CO. INC.]


                                 FAX TRANSMITTAL
                         CONSECO HOME LOAN TRUST 1999-G
                         ------------------------------

                               [GREEN TREE LOGO]

  Confidential Computational Materials (rev: 11/16 close, 12/15 first payment)

--------------------------------------------------------------------------------
Fax to:                                                          Date: 10/29/99
Company:                                        # Pages (incl. cover): 5
Fax No:                                                      Phone No:
--------------------------------------------------------------------------------
From:                                                        Phone No:
--------------------------------------------------------------------------------

                      STATEMENT REGARDING ASSUMPTIONS AS TO
              SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. The Information is provided solely by Bear Stearns, not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation and makes no representations regarding its accuracy or completeness. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information," please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (economic prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets, and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested as assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. Contact your registered representative for Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear Stearns and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax, or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.

                         CONSECO HOME LOAN TRUST 1999-G
--------------------------------------------------------------------------------
  Term Sheets & Computational Materials (rev: 11/16 close, 12/15 first payment)


SECURITIES (Priced to 20% Optional Repurchase Date (1))
=======================================================
                      Class B-1       Class B-2
-------------------------------------------------------
Size (2)            $[14,437,000]   $[19,938,000]
Rating              [BBB/Baa2]      [BBB-/Ba1]
Pmt. Frequency      Monthly         Monthly
Payment Date        15th of month   15th of month
Dated Date (3)      n/a, settle     n/a, settle
                    flat            flat
Record Date         day before      day before
                    pmt. date       pmt. date
Coupon (4)          [_._]% 30/360   [_._]% 30/360
Avg. Life
(call)              6.83            6.83
Mod. Duration
(call)              4.36            4.36
Avg. Life
(maturity)          7.69            7.69
Mod. Duration
(maturity)          4.61            4.61
1st Prin.
Pmt. Date (call)    12/15/03        12/15/03
Last Prin.
Pmt. Date (call)    03/15/08        03/15/08
Last Prin.
Pmt. Date
(mat.)              06/15/13        06/15/13
Prin. Lockout       48 mo.          48 mo.
Prin. Window
(call)              52 mo.          52 mo.
Prin. Window
(maturity)          115 mo.         115 mo.
Legal Final         __/__/__        __/__/__
Credit              oExcess Spread  oExcess Spread
Enhancement         o1.50% Init.OC  o1.50% Init.OC
                    oSubordination  oLtd. Guty.
Tax Status          Debt for Tax    Debt for Tax
ERISA (5) /         TBD /           TBD /
 SMMEA              No              No
=======================================================
(1) Class B-1 and B-2 priced to the 20 % optional repurchase date.
(2) Bonds subject to a 5% variance.
(3) Notes will settle flat via DTC, Euroclear and Cedel.
(4) Interest shortfalls will be carried forward, and will bear interest at the applicable Note Interest Rate, to the extent legally permissible.
(5) ERISA eligibility for Class B-1 and B-2 to be determined.

RECIPIENTS of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                                     Page 2                         BEAR STEARNS

                         CONSECO HOME LOAN TRUST 1999-G
--------------------------------------------------------------------------------
 Terms Sheets & Computational Materials (rev: 11/16 close, 12/15 first payment)


                               SENSITIVITY TABLES

Class B-1 (to 20 % Optional Repurchase)
------------------------------------------------------------------------------------------------------------------------------------
% Prepayment Assumption:                       0%          75%          100%         125%          150%          175%           200%
------------------------------------------------------------------------------------------------------------------------------------
Illustrative Yield @ Par (30/360)         12.304%      12.304%       12.304%      12.304%       12.304%       12.304%        12.304%
Average Life (years)                        18.39         8.52          6.83         6.05          5.45          4.90           4.45
Modified Duration (years)                    7.02         4.99          4.36         4.05          3.78          3.51           3.27
First Principal Payment                  03/15/14     01/15/05      12/15/03     12/15/03      12/15/03      12/15/03       12/15/03
Last Principal Payment                   12/15/19     03/15/10      03/15/08     10/15/06      10/15/05      12/15/04       05/15/04
Principal Lockout (months)                    171           61            48           48            48            48             48
Principal Window (months)                      70           63            52           35            23            13              6
------------------------------------------------------------------------------------------------------------------------------------
Class B-2 (to 20 % Optional Repurchase)
------------------------------------------------------------------------------------------------------------------------------------
% Prepayment Assumption:                       0%          75%          100%         125%          150%          175%           200%
------------------------------------------------------------------------------------------------------------------------------------
Illustrative Yield @ Par (30/360)         12.304%      12.304%       12.304%      12.304%       12.304%       12.304%        12.304%
Average Life (years)                        18.39         8.52          6.83         6.05          5.45          4.90           4.45
Modified Duration (years)                    7.02         4.99          4.36         4.05          3.78          3.51           3.27
First Principal Payment                  03/15/14     01/15/05      12/15/03     12/15/03      12/15/03      12/15/03       12/15/03
Last Principal Payment                   12/15/19     03/15/10      03/15/08     10/15/06      10/15/05      12/15/04       05/15/04
Principal Lockout (months)                    171           61            48           48            48            48             48
Principal Window (months)                      70           63            52           35            23            13              6
------------------------------------------------------------------------------------------------------------------------------------

RECIPIENTS of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                                     Page 3                         BEAR STEARNS

                         CONSECO HOME LOAN TRUST 1999-G
--------------------------------------------------------------------------------
Terms Sheets & Computational Materials (rev: 11/16 close, 12/15 first payment)


                                DECREMENT TABLE

                                                   Class B-1 to 20% Optional Repurchase
                      % Prepayment Assumption          0%          75%        100%         125%        150%         175%        200%
                                              --------------------------------------------------------------------------------------
 Distribution Date
 -----------------

                           Initial Percentage          00          100         100          100         100          100         100
                                     11/15/00          00          100         100          100         100          100         100
                                     11/15/01          00          100         100          100         100          100         100
                                     11/15/02          00          100         100          100         100          100         100
                                     11/15/03          00          100         100          100         100          100         100
                                     11/15/04          00          100          81           77          73           68           0
                                     11/15/05          00           86          65           59           0            0           0
                                     11/15/06          00           72          52            0           0            0           0
                                     11/15/07          00           60          41            0           0            0           0
                                     11/15/08          00           49           0            0           0            0           0
                                     11/15/09          00           40           0            0           0            0           0
                                     11/15/10          00            0           0            0           0            0           0
                                     11/15/11          00            0           0            0           0            0           0
                                     11/15/12          00            0           0            0           0            0           0
                                     11/15/13          00            0           0            0           0            0           0
                                     11/15/14          92            0           0            0           0            0           0
                                     11/15/15          83            0           0            0           0            0           0
                                     11/15/16          74            0           0            0           0            0           0
                                     11/15/17          63            0           0            0           0            0           0
                                     11/15/18          51            0           0            0           0            0           0
                                     11/15/19          39            0           0            0           0            0           0
                                     11/15/20           0            0           0            0           0            0           0
                                     11/15/21           0            0           0            0           0            0           0
                                     11/15/22           0            0           0            0           0            0           0
                                     11/15/23           0            0           0            0           0            0           0
                                     11/15/24           0            0           0            0           0            0           0
                                     11/15/25           0            0           0            0           0            0           0
                                     11/15/26           0            0           0            0           0            0           0
                                     11/15/27           0            0           0            0           0            0           0
                                     11/15/28           0            0           0            0           0            0           0
                                     11/15/29           0            0           0            0           0            0           0

            Weighted Average Life to Maturity
                                (in years)(1)       19.20         9.45        7.69         6.98        6.45         6.03        5.71
 Weighted Average Life to Optional Repurchase
                               (in years) (1)       18.39         8.52        6.83         6.05        5.45         4.90        4.45

     *   indicates greater than zero but less than 0.5%.

(1) The weighted average life of a Note is determined by (i) multiplying the amount of each distribution in reduction of the related Note Principal Balance by the number of years from the date of issuance of the Note to the related Distribution Date, (ii) adding the results, and (iii) dividing the sum by the original principal balance of the Notes.

                                     Page 4                         BEAR STEARNS

                         CONSECO HOME LOAN TRUST 1999-G
--------------------------------------------------------------------------------
Terms Sheets & Computational Materials (rev: 11/16 close, 12/15 first payment)


                                DECREMENT TABLE

                                                  Class B-2 to 20% Optional Repurchase
           % Prepayment Assumption                     0%          75%        100%         125%        150%         175%        200%
                                  --------------------------------------------------------------------------------------------------
Distribution Date
                          Initial Percentage          100          100         100          100         100          100         100
                                    11/15/00          100          100         100          100         100          100         100
                                    11/15/01          100          100         100          100         100          100         100
                                    11/15/02          100          100         100          100         100          100         100
                                    11/15/03          100          100         100          100         100          100         100
                                    11/15/04          100          100          81           77          73           68           0
                                    11/15/05          100           86          65           59           0            0           0
                                    11/15/06          100           72          52            0           0            0           0
                                    11/15/07          100           60          41            0           0            0           0
                                    11/15/08          100           49           0            0           0            0           0
                                    11/15/09          100           40           0            0           0            0           0
                                    11/15/10          100            0           0            0           0            0           0
                                    11/15/11          100            0           0            0           0            0           0
                                    11/15/12          100            0           0            0           0            0           0
                                    11/15/13          100            0           0            0           0            0           0
                                    11/15/14           92            0           0            0           0            0           0
                                    11/15/15           83            0           0            0           0            0           0
                                    11/15/16           74            0           0            0           0            0           0
                                    11/15/17           63            0           0            0           0            0           0
                                    11/15/18           51            0           0            0           0            0           0
                                    11/15/19           39            0           0            0           0            0           0
                                    11/15/20            0            0           0            0           0            0           0
                                    11/15/21            0            0           0            0           0            0           0
                                    11/15/22            0            0           0            0           0            0           0
                                    11/15/23            0            0           0            0           0            0           0
                                    11/15/24            0            0           0            0           0            0           0
                                    11/15/25            0            0           0            0           0            0           0
                                    11/15/26            0            0           0            0           0            0           0
                                    11/15/27            0            0           0            0           0            0           0
                                    11/15/28            0            0           0            0           0            0           0
                                    11/15/29            0            0           0            0           0            0           0

           Weighted Average Life to Maturity
                              (in years) (1)        19.20         9.45        7.69         6.98        6.45         6.03        5.71
Weighted Average Life to Optional Repurchase
                              (in years) (1)        18.39         8.52        6.83         6.05        5.45         4.90        4.45

     *   indicates greater than zero but less than 0.5%.

(1) The weighted average life of a Note is determined by (i) multiplying the amount of each distribution in reduction of the related Note Principal Balance by the number of years from the date of issuance of the Note to the related Distribution Date, (ii) adding the results, and (iii) dividing the sum by the original principal balance of the Notes.

                                     Page 5                         BEAR STEARNS